Exhibit 99.1

WILLIAMS PARTNERS L.P.

6,975,446 Common Units

Representing Limited Partner Interests

Common Unit Purchase Agreement

August 26, 2016

The Williams Companies, Inc.

One Williams Center

Tulsa, Oklahoma 74172-0172

Attention: Donald R. Chappel

Williams Partners L.P., a Delaware limited partnership (the “Partnership”), proposes, subject to the terms and conditions stated herein, to issue and sell to The Williams Companies, Inc., a Delaware corporation, through its wholly-owned subsidiary, Williams Gas Pipeline Company, LLC, a Delaware limited liability company (the “Investor”), an aggregate of 6,975,446 common units (the “Investor Units”) representing limited partner interests in the Partnership (the “Common Units”).

This is to confirm the agreement between the Partnership and the Investor concerning the purchase of the Investor Units from the Partnership by the Investor.

1.	Representations, Warranties and Agreements.

(a)	The Partnership represents and warrants to, and agrees with, the Investor that:

(i) The Partnership has been duly formed and is validly existing in good standing as a limited partnership under the Delaware Revised Uniform Limited Partner Act (the “Delaware Act”) with full partnership power and authority necessary to enter into this Agreement.

(ii) As of the Closing Date (as defined in Section 3), the Investor Units will be duly authorized and, when issued and delivered to the Investor against payment therefor in accordance with the terms hereof, will be validly issued, fully paid (to the extent required under the Partnership’s First Amended and Restated Agreement of Limited Partnership dated as of August 3, 2010, as amended (the “Partnership Agreement”)), and non-assessable (except as such non-assessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware Act).

(iii) The Partnership has all requisite limited partnership power and authority to issue, sell and deliver the Investor Units, in accordance with and upon the terms and conditions set forth in this Agreement and the Partnership Agreement.

(iv) This Agreement has been duly executed and delivered by the Partnership.

(v) The Partnership is not required to register the Investor Units under the Securities Act in connection with the sale of the Investor Units to the Investor.

(b)	The Investor represents and warrants to, and agrees with, the Partnership that:

(i) Investor has been duly formed and is validly existing in good standing under the laws of its jurisdiction of formation, with all corporate power and authority necessary to own or hold its properties and conduct the business in which it is engaged, in each case in all material respects.

(ii) Investor is an “accredited investor,” as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and the investment by the Investor in the Partnership is for its own account and not for the account of others, for investment purposes. The Investor Units are being acquired for investment and with no intention of distributing or reselling such Investor Units or any portion thereof or interest therein in any transaction which would be a violation of the securities laws of the United States of America or any state or foreign country or jurisdiction.

(iii) Investor has been given reasonable access to, full and fair disclosure of all material information regarding the Partnership and the Investor Units, including reasonable access to the books and records of the Partnership. Investor acknowledges and agrees that it has been provided, to its full satisfaction, with the opportunity to ask questions concerning the terms and conditions of an investment in the Partnership and has knowingly and voluntarily elected instead to rely solely on its own investigation.

(iv) Investor understands that the Investor Units are “restricted securities” and have not been registered under the Securities Act or any applicable state securities laws. Investor acknowledges that the Investor Units will bear a restrictive legend to that effect. Investor acknowledges and agrees that the Investor must bear the economic risk of this investment indefinitely, that the Investor Units purchased by the Investor hereunder may not be sold or transferred or offered for sale or transfer by it without registration under the Securities Act and any applicable state securities or Blue Sky laws or the availability of exemptions therefrom, and that the Partnership has no present intention of registering the resale of any of such Investor Units.

(v) Investor has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Investor Units, and has so evaluated the merits and risks of such investment. The Investor is able to bear the economic risk of an investment in the Investor Units and, at the present time and in the foreseeable future, is able to afford a complete loss of such investment.

(vi) Investor understands that the Investor Units are being offered and sold to the Investor in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Partnership is relying upon the truth and accuracy of, and Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings, which are true, correct and complete, of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Investor Units.

(vii) Investor has a substantive pre-existing relationship with the Partnership and was directly contacted by the Partnership or its agents. The Investor was not identified or contacted through any marketing by the Partnership.

(viii) Investor has all requisite power and authority to purchase the Investor Units, in accordance with and upon the terms and conditions set forth in this Agreement.

(ix) This Agreement has been duly executed and delivered by the Investor.

2. Purchase and Sale. Subject to the terms and conditions set forth herein, the Partnership agrees to sell the Investor Units to the Investor, and the Investor agrees to purchase the Investor Units from the Partnership, at a purchase price equal to $35.84 per Common Unit, which is equal to the average of the high and low trading prices of the Common Units on the New York Stock Exchange for each of the five trading days from August 19 to August 25, 2016, less a discount of 2.5% per Common Unit, which price per Common Unit is calculated using the same method and discount that initially will be used to determine the price of the Common Units to be issued pursuant to the Partnership’s anticipated distribution reinvestment plan.

3. Delivery and Payment for the Investor Units. Delivery of and payment for the Investor Units shall be made on or about 10:00 a.m., New York City time, on August 31, 2016 or at such other date and time as may be mutually agreed by the Partnership and the Investor (each such date and time of delivery and payment for the Investor Units being herein called the “Closing Date”). Delivery of the Investor Units shall be made to the Investor against payment by the Investor of the purchase price thereof to or upon the order of the Partnership by wire transfer payable in same-day funds to an account specified by the Partnership.

4. Conditions of Investor’s Obligations. The obligations of the Investor hereunder, as to the purchase of the Investor Units, shall be subject to the conditions, except as waived by the Investor in its sole discretion, that: (i) all representations and warranties and other statements of the Partnership herein are, at and as of the Closing Date, true and correct and (ii) the Partnership shall have performed all of its obligations hereunder theretofore to be performed.

5. Conditions of the Partnership’s Obligations. The obligations of the Partnership hereunder, as to the sale of Investor Units, shall be subject to the conditions, except as waived by the Partnership in its sole discretion, that: (i) all representations and warranties and other statements of the Investor herein are, at and as of the Closing Date, true and correct and (ii) the Investor shall have performed all of its obligations hereunder theretofore to be performed.

6. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Investor shall be delivered or sent by mail or facsimile transmission to its offices at One Williams Center, Tulsa, Oklahoma 74172-0172, Attention: Peter S. Burgess, and if to the Partnership shall be delivered or sent by mail or facsimile transmission to the Partnership at One Williams Center, Tulsa, Oklahoma 74172-0172, Attention: Peter S. Burgess. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

7. This Agreement shall be binding upon, and inure solely to the benefit of, the Investor and the Partnership, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement.

8. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Partnership and the Investor, with respect to the subject matter hereof.

9. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the conflict of laws provisions thereof.

10. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

If the foregoing correctly sets forth the agreement between the Investor and the Partnership, please indicate your acceptance in the space provided for that purpose on the following page.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto, through their duly authorized officers, have executed this Agreement as of the day and year set forth above.

The Williams Companies, Inc.

By:	/s/ Donald R. Chappel
	Name:	Donald R. Chappel
	Title:	Senior Vice President & Chief Financial Officer

Williams Partners L.P.

By: WPZ GP LLC

its general partner

By:	/s/ Peter S. Burgess
	Name:	Peter S. Burgess
	Title:	Treasurer

Common Unit Purchase Agreement